Exhibit 99.2

Bylaws
of
Pacific Gas and Electric Company
amended as of August 17, 2015

Article I.
SHAREHOLDERS.

1.      Place of Meeting.  All meetings of the shareholders shall be held at the office of the Company in the City and County of San Francisco, State of California, or at such other place, within or without the State of California, as may be designated by the Board of Directors.

2.      Annual Meetings.  The annual meeting of shareholders shall be held each year on a date and at a time designated by the Board of Directors.

Written notice of the annual meeting shall be given not less than ten (or, if sent by third‑class mail, thirty) nor more than sixty days prior to the date of the meeting to each shareholder entitled to vote thereat.  The notice shall state the place, day, and hour of such meeting, and those matters which the Board, at the time of mailing, intends to present for action by the shareholders.

Notice of any meeting of the shareholders shall be given by mail or telegraphic or other written communication, postage prepaid, to each holder of record of the stock entitled to vote thereat, at his address, as it appears on the books of the Company.

At an annual meeting of shareholders, only such business shall be conducted as shall have been properly brought before the annual meeting.  To be properly brought before an annual meeting, business must be (i) specified in the notice of the annual meeting (or any supplement thereto) given by or at the direction of the Board, or (ii) otherwise properly brought before the annual meeting by a shareholder.  For business to be properly brought before an annual meeting by a shareholder, including the nomination of any person (other than a person nominated by or at the direction of the Board) for election to the Board, the shareholder must have given timely and proper written notice to the Corporate Secretary of the Company.  To be timely, the shareholder’s written notice must be received at the principal executive office of the Company not less than forty-five days before the date corresponding to the mailing date of the notice and proxy materials for the prior year’s annual meeting of shareholders; provided, however, that if the annual meeting to which the shareholder’s written notice relates is to be held on a date that differs by more than thirty days from the date of the last annual meeting of shareholders, the shareholder’s written notice to be timely must be so received not later than the close of business on the tenth day following the date on which public disclosure of the date of the annual meeting is made or given to shareholders.  Any shareholder’s written notice that is delivered after the close of business (5:00 p.m. local time) will be considered received on the following business day.  To be proper, the shareholder’s written notice must set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address of the shareholder as they appear on the Company’s books, (c) the class and number of shares of the Company that are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business.  In addition, if the shareholder’s written notice relates to the nomination at the annual meeting of any person for election to the Board, such notice to be proper must also set forth (a) the name, age, business address, and residence address of each person to be so nominated, (b) the principal occupation or employment of each such person, (c) the number of shares of capital stock of the Company beneficially owned by each such person, and (d) such other information concerning each such person as would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such person as a Director, and must be accompanied by a consent, signed by each such person, to serve as a Director of the Company if elected.  Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section.

3.      Special Meetings.  Special meetings of the shareholders shall be called by the Corporate Secretary or an Assistant Corporate Secretary at any time on order of the Board of Directors, the Chairman of the Board, the Vice Chairman, the Chairman of the Executive Committee, the Chief Executive Officer, or the President.  Special meetings of the shareholders shall also be called by the Corporate Secretary or an Assistant Corporate Secretary upon the written request of holders of shares entitled to cast not less than ten percent of the votes at the meeting.  Such request shall state the purposes of the meeting, and shall be delivered to the Chairman of the Board, the Vice Chairman, the Chairman of the Executive Committee, the Chief Executive Officer, the President or the Corporate Secretary.

A special meeting so requested shall be held on the date requested, but not less than thirty-five nor more than sixty days after the date of the original request.  Written notice of each special meeting of shareholders, stating the place, day, and hour of such meeting and the business proposed to be transacted thereat, shall be given in the manner stipulated in Article I, Section 2, Paragraph 3 of these Bylaws within twenty days after receipt of the written request.

4.      Voting at Meetings.  At any meeting of the shareholders, each holder of record of stock shall be entitled to vote in person or by proxy.  The authority of proxies must be evidenced by a written document signed by the shareholder and must be delivered to the Corporate Secretary of the Company prior to the commencement of the meeting.

5.      No Cumulative Voting.  No shareholder of the Company shall be entitled to cumulate his or her voting power.

Article II.
DIRECTORS.

1.      Number.  The Board of Directors of this Company shall consist of such number of directors, not less than nine (9) nor more than seventeen (17).  The exact number of directors shall be fourteen (14) until changed, within the limits specified above, by an amendment to this Bylaw duly adopted by the Board of Directors or the shareholders.

2.      Powers.  The Board of Directors shall exercise all the powers of the Company except those which are by law, or by the Articles of Incorporation of this Company, or by the Bylaws conferred upon or reserved to the shareholders.

3.      Committees.  The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate and appoint one or more committees as the Board deems appropriate, each consisting of two or more directors, to serve at the pleasure of the Board; provided, however, that, as required by this Company’s Articles of Incorporation, the members of the Executive Committee (should the Board of Directors designate an Executive Committee) must be appointed by the affirmative vote of two-thirds of the authorized number of directors.  Any such committee, including the Executive Committee, shall have the authority to act in the manner and to the extent provided in the resolution of the Board of Directors designating such committee and may have all the authority of the Board of Directors, except with respect to the matters set forth in California Corporations Code Section 311.

4.      Time and Place of Directors' Meetings.  Regular meetings of the Board of Directors shall be held on such days and at such times and at such locations as shall be fixed by resolution of the Board, or designated by the Chairman of the Board or, in his absence, the Vice Chairman, the Chief Executive Officer, or the President of the Company and contained in the notice of any such meeting.  Notice of meetings shall be delivered personally or sent by mail or telegram at least seven days in advance.

5.      Special Meetings.  The Chairman of the Board, the Vice Chairman, the Chairman of the Executive Committee, the Chief Executive Officer, the President, or any five directors may call a special meeting of the Board of Directors at any time.  Notice of the time and place of special meetings shall be given to each Director by the Corporate Secretary.  Such notice shall be delivered personally or by telephone (or other system or technology designed to record and communicate messages, including facsimile, electronic mail, or other such means) to each Director at least four hours in advance of such meeting, or sent by first-class mail or telegram, postage prepaid, at least two days in advance of such meeting.

6.      Quorum.  A quorum for the transaction of business at any meeting of the Board of Directors or any committee thereof shall consist of one-third of the authorized number of directors or committee members, or two, whichever is larger.

7.      Action by Consent.  Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all Directors individually or collectively consent in writing to such action.  Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors.

8.      Meetings by Conference Telephone.  Any meeting, regular or special, of the Board of Directors or of any committee of the Board of Directors, may be held by conference telephone or similar communication equipment, provided that all Directors participating in the meeting can hear one another.

9.      Majority Voting.  In any uncontested election, nominees receiving the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be elected.  In any election that is not an uncontested election, the nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by those shares, shall be elected; votes against a director and votes withheld shall have no legal effect.

For purposes of these Bylaws, “uncontested election” means an election of directors of the Company in which, at the expiration of the times fixed under Article I, Section 2 of these Bylaws requiring advance notification of director nominees, or for special meetings, at the time notice is given of the meeting at which the election is to occur, the number of nominees for election does not exceed the number of directors to be elected by the shareholders at that election.

If an incumbent director fails, in an uncontested election, to receive the vote required to be elected in accordance with this Article II, Section 9, then, unless the incumbent director has earlier resigned, the term of such incumbent director shall end on the date that is the earlier of (a) ninety (90) days after the date on which the voting results are determined pursuant to Section 707 of the California Corporations Code, or (b) the date on which the Board of Directors selects a person to fill the office held by that director in accordance with the procedures set forth in these Bylaws and Section 305 of the California Corporations Code.

10.      Certain Powers Reserved to the Shareholders.  So long as PG&E Corporation shall hold the majority of the outstanding shares of the Company, PG&E Corporation may require the written consent of the PG&E Corporation Chairman of the Board or the PG&E Corporation Chief Executive Officer to enter into and execute any transaction or type of transaction identified by the Board of Directors of PG&E Corporation as a “Designated Transaction.”  For purposes of this Section 10, a Designated Transaction shall be any transaction or type of transaction identified in a duly adopted resolution of the Board of Directors of PG&E Corporation as requiring the written consent of the PG&E Corporation Chairman of the Board or the PG&E Corporation Chief Executive Officer pursuant to this Section 10.  Notwithstanding the foregoing, nothing in this Section 10 shall limit the power of the Company to enter into or execute any transaction or type of transaction prior to the receipt by the Corporate Secretary of the Company of the resolution designating such transaction or type of transaction as a Designated Transaction pursuant to this Section 10.

Article III.
OFFICERS.

1.      Officers.  The officers of the Company shall be elected by the Board of Directors and include a President, a Corporate Secretary, a Treasurer or other such officers as required by law.  The Board of Directors also may elect one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers, and such other officers as may be appropriate, including the offices described below.  Any number of offices may be held by the same person.

2.      Chairman of the Board.  The Chairman of the Board shall be a member of the Board of Directors and preside at all meetings of the shareholders, of the Directors, and of the Executive Committee in the absence of the Chairman of that Committee.  The Chairman of the Board shall have such duties and responsibilities as may be prescribed by the Board of Directors or the Bylaws.  The Chairman of the Board shall have authority to sign on behalf of the Company agreements and instruments of every character, and in the absence or disability of the Chief Executive Officer, shall exercise the Chief Executive Officer’s duties and responsibilities.

3.      Vice Chairman.  The Vice Chairman may be, but is not required to be, a member of the Board of Directors and shall have such duties and responsibilities as may be prescribed by the Board of Directors, the Chairman of the Board, or the Bylaws.  If the Vice Chairman is a member of the Board of Directors, then (a) in the absence of the Chairman of the Board, the Vice Chairman shall preside at all meetings of the Board of Directors and of the shareholders; and (b) in the absence of the Chairman of the Executive Committee and the Chairman of the Board, the Vice Chairman shall preside at all meetings of the Executive Committee.  The Vice Chairman shall have authority to sign on behalf of the Company agreements and instruments of every character.

4.      Chairman of the Executive Committee.  The Chairman of the Executive Committee shall be a member of the Board of Directors and preside at all meetings of the Executive Committee.  The Chairman of the Executive Committee shall aid and assist the other officers in the performance of their duties and shall have such other duties as may be prescribed by the Board of Directors or the Bylaws.

5.      Chief Executive Officer.  The Chief Executive Officer shall have such duties and responsibilities as may be prescribed by the Board of Directors, the Chairman of the Board, or the Bylaws.  If there be no Chairman of the Board, the Chief Executive Officer shall also exercise the duties, responsibilities, authority, and powers of that office, including the authority to further delegate such duties, responsibilities, authority, and powers (subject to any specific delegation limitations established by the Board of Directors).  The Chief Executive Officer shall have authority to sign on behalf of the Company agreements and instruments of every character.  In the absence or disability of the President, the Chief Executive Officer shall exercise the President’s duties and responsibilities.

6.      President.  The President shall have such duties and responsibilities as may be prescribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the Bylaws.  If there be no Chief Executive Officer, the President shall also exercise the duties, responsibilities, authority, and powers of that office, including the authority to further delegate such duties, responsibilities, authority, and powers (subject to any specific delegation limitations established by the Board of Directors).  The President shall have authority to sign on behalf of the Company agreements and instruments of every character.

If the Board of Directors elects more than one individual to simultaneously serve with the title of President, then all authority granted to the office of the President by these Bylaws (including the exercise of the duties, responsibilities, authority, and power of the Chief Executive Officer in the absence of such an officer) must be exercised and approved jointly by all individuals with the title of President, except if specified otherwise by the Board of Directors.  Notwithstanding the foregoing, if more than one individual simultaneously holds the title of President, then in the absence or disability of any individual President, the remaining President or Presidents may jointly exercise the powers granted by these Bylaws to the office of the President.  All other authority granted to the office of President by the Board of Directors (by resolution or otherwise, but not including authority granted pursuant to the Bylaws) may be exercised separately by each individual elected to the title of President, unless otherwise noted or otherwise required by law, regulation, or binding obligation of the Company.

7.      Vice Presidents.  Each Vice President shall have such duties and responsibilities as may be prescribed by the Board of Directors, the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, or the Bylaws.  Each Vice President’s authority to sign agreements and instruments on behalf of the Company shall be as prescribed by the Board of Directors.  The Board of Directors of this Company, the Chairman of the Board of this Company, the Vice Chairman of this Company, or the Chief Executive Officer of PG&E Corporation may confer a special title upon any Vice President.

8.      Corporate Secretary.  The Corporate Secretary shall attend all meetings of the Board of Directors and the Executive Committee, and all meetings of the shareholders, and the Corporate Secretary shall record the minutes of all proceedings in books to be kept for that purpose.  The Corporate Secretary shall be responsible for maintaining a proper share register and stock transfer books for all classes of shares issued by the Company.  The Corporate Secretary shall give, or cause to be given, all notices required either by law or the Bylaws.  The Corporate Secretary shall keep the seal of the Company in safe custody, and shall affix the seal of the Company to any instrument requiring it and shall attest the same by the Corporate Secretary’s signature.

The Corporate Secretary shall have such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, or the Bylaws.

The Assistant Corporate Secretaries shall perform such duties as may be assigned from time to time by the Board of Directors, the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, or the Corporate Secretary.  In the absence or disability of the Corporate Secretary, the Corporate Secretary’s duties shall be performed by an Assistant Corporate Secretary.

9.      Treasurer.  The Treasurer shall have custody of all moneys and funds of the Company, and shall cause to be kept full and accurate records of receipts and disbursements of the Company.  The Treasurer shall deposit all moneys and other valuables of the Company in the name and to the credit of the Company in such depositaries as may be designated by the Board of Directors or any employee of the Company designated by the Board of Directors.  The Treasurer shall disburse such funds of the Company as have been duly approved for disbursement.

The Treasurer shall perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, or the Bylaws.

The Assistant Treasurer shall perform such duties as may be assigned from time to time by the Board of Directors, the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, or the Treasurer.  In the absence or disability of the Treasurer, the Treasurer’s duties shall be performed by an Assistant Treasurer.

10.      General Counsel.  The General Counsel shall be responsible for handling on behalf of the Company all proceedings and matters of a legal nature.  The General Counsel shall render advice and legal counsel to the Board of Directors, officers, and employees of the Company, as necessary to the proper conduct of the business.  The General Counsel shall keep the management of the Company informed of all significant developments of a legal nature affecting the interests of the Company.

The General Counsel shall have such other duties as may from time to time be prescribed by the Board of Directors, the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, or the Bylaws.

11.      Controller.  The Controller shall be responsible for maintaining the accounting records of the Company and for preparing necessary financial reports and statements, and the Controller shall properly account for all moneys and obligations due the Company and all properties, assets, and liabilities of the Company.  The Controller shall render to the officers such periodic reports covering the result of operations of the Company as may be required by them or any one of them.

The Controller shall have such other duties as may from time to time be prescribed by the Board of Directors, the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, or the Bylaws.  The Controller shall be the principal accounting officer of the Company, unless another individual shall be so designated by the Board of Directors.

Article IV.
MISCELLANEOUS.

1.      Record Date.  The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders, or entitled to receive any dividend or distribution, or allotment of rights, or to exercise rights in respect to any change, conversion, or exchange of shares.  The record date so fixed shall be not more than sixty nor less than ten days prior to the date of such meeting nor more than sixty days prior to any other action for the purposes for which it is so fixed.  When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at the meeting, or entitled to receive any dividend or distribution, or allotment of rights, or to exercise the rights, as the case may be.

2.    Certificates; Direct Registration System.  Shares of the Company’s stock may be certificated or uncertificated, as provided under California law.  Any certificates that are issued shall be signed in the name of the Company by the Chairman of the Board, the Vice Chairman, the President, or a Vice President and by the Chief Financial Officer, an Assistant Treasurer, the Corporate Secretary, or an Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, Transfer Agent, or Registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, Transfer Agent, or Registrar before such certificate is issued, it may be issued by the Company with the same effect as if such person were an officer, Transfer Agent, or Registrar at the date of issue.  Shares of the Company’s capital stock may also be evidenced by registration in the holder’s name in uncertificated, book-entry form on the books of the Company in accordance with a direct registration system approved by the Securities and Exchange Commission and by the American Stock Exchange or any securities exchange on which the stock of the Company may from time to time be traded.

Transfers of shares of stock of the Company shall be made by the Transfer Agent and Registrar on the books of the Company only after receipt of a request with proper evidence of succession, assignment, or authority to transfer by the record holder of such stock, or by an attorney lawfully constituted in writing, and in the case of stock represented by a certificate, upon surrender of the certificate.  Subject to the foregoing, the Board of Directors shall have power and authority to make such rules and regulations as it shall deem necessary or appropriate concerning the issue, transfer, and registration of certificates for shares of stock of the Company, and to appoint and remove Transfer Agents and Registrars of transfers.

3.      Lost Certificates.  Any person claiming a certificate of stock to be lost, stolen, mislaid, or destroyed shall make an affidavit or affirmation of that fact and verify the same in such manner as the Board of Directors may require, and shall, if the Board of Directors so requires, give the Company, its Transfer Agents, Registrars, and/or other agents a bond of indemnity in form approved by counsel, and in amount and with such sureties as may be satisfactory to the Corporate Secretary of the Company, before a new certificate (or uncertificated shares in lieu of a new certificate) may be issued of the same tenor and for the same number of shares as the one alleged to have been lost, stolen, mislaid, or destroyed.

Article V.
AMENDMENTS.

1.      Amendment by Shareholders.  Except as otherwise provided by law, these Bylaws, or any of them, may be amended or repealed or new Bylaws adopted by the affirmative vote of a majority of the outstanding shares entitled to vote at any regular or special meeting of the shareholders.

2.      Amendment by Directors.  To the extent provided by law, these Bylaws, or any of them, may be amended or repealed or new Bylaws adopted by resolution adopted by a majority of the members of the Board of Directors; provided, however, that amendments to Article II, Sections 9 and 10 of these Bylaws, and any other Bylaw provision that implements a majority voting standard for director elections (excepting any amendments intended to conform those Bylaw provisions to changes in applicable laws) shall be amended by the shareholders of the Company as provided in Section 1 of this Article V.